Exhibit 10.1

OMNIBUS AMENDMENT NO. 6
TO COMBINED CREDIT AGREEMENTS
THIS OMNIBUS AMENDMENT NO. 6 TO COMBINED CREDIT AGREEMENTS (this “Amendment”), dated as of November 15, 2013, is among QUICKSILVER RESOURCES INC., (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., (the “Canadian Borrower”) (collectively, the “Combined Borrowers”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the Global Administrative Agent, the “Administrative Agents”), and each of the U.S. Lenders and Canadian Lenders party hereto.

R E C I T A L S
A.    The U.S. Borrower, the Global Administrative Agent and the various financial institutions party thereto as Agents or Lenders (the “U.S. Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, Omnibus Amendment No. 4 dated as of April 30, 2013 and Omnibus Amendment No. 5 dated as of June 21, 2013, and as further amended, supplemented or modified, the “U.S. Credit Agreement”).
B.    The U.S. Borrower, as parent, the Canadian Borrower, the Canadian Administrative Agent, the Global Administrative Agent, and the various financial institutions party thereto as agents or lenders (the “Canadian Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, Omnibus Amendment No. 4 dated as of April 30, 2013 and Omnibus Amendment No. 5 dated as of June 21, 2013, and as further amended, supplemented or modified, the “Canadian Credit Agreement”) (the U.S. Credit Agreement and the Canadian Credit Agreement being collectively referred to as the “Combined Credit Agreements”).
C.    The Combined Borrowers have requested that the Required Lenders and the Required U.S. Lenders agree, and the Required Lenders and the Required U.S. Lenders have agreed, to amend certain provisions of the Combined Credit Agreements.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the U.S. Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to applicable section of the Combined Credit Agreements.
Section 2.    Amendments to Combined Credit Agreements.

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2.1    Amendments to Section 9.01(a)—Interest Coverage Ratio.
(a)    Section 9.01(a) of the U.S. Credit Agreement is hereby amended to read:
“(a)    Interest Coverage Ratio. The Borrower will not, as of the last day of any fiscal quarter set forth below, permit its ratio of (i) EBITDAX for the period of four fiscal quarters then ending to (ii) Cash Interest Expense for such period to be less than the ratio set forth opposite such date:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
December 31, 2013	1.10 to 1.0
March 31, 2014	1.10 to 1.0
June 30, 2014	1.10 to 1.0
September 30, 2014	1.10 to 1.0
December 31, 2014	1.10 to 1.0
March 31, 2015	1.10 to 1.0
June 30, 2015	1.15 to 1.0
September 30, 2015	1.15 to 1.0
December 31, 2015	1.20 to 1.0
March 31, 2016	1.50 to 1.0
June 30, 2016	2.00 to 1.0
”.
(b)    Section 9.01(a) of the Canadian Credit Agreement is hereby amended to read:
“(a)    Interest Coverage Ratio. The Parent will not, as of the last day of any fiscal quarter set forth below, permit its ratio of (i) EBITDAX for the period of four fiscal quarters then ending to (ii) Cash Interest Expense for such period to be less than the ratio set forth opposite such date:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
December 31, 2013	1.10 to 1.0
March 31, 2014	1.10 to 1.0
June 30, 2014	1.10 to 1.0
September 30, 2014	1.10 to 1.0
December 31, 2014	1.10 to 1.0
March 31, 2015	1.10 to 1.0
June 30, 2015	1.15 to 1.0
September 30, 2015	1.15 to 1.0
December 31, 2015	1.20 to 1.0
March 31, 2016	1.50 to 1.0
June 30, 2016	2.00 to 1.0
”.
Section 3.    Global Borrowing Base Redetermination; Allocation of U.S. Borrowing Base and Canadian Borrowing Base.    The Required Lenders and the Combined Borrowers agree that

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from and after the Sixth Amendment Effective Date (as defined below), the amount of the Global Borrowing Base shall be $350,000,000 and the amount of the U.S. Borrowing Base shall be $275,000,000, with an Allocated U.S. Borrowing Base of $205,000,000 and an Allocated Canadian Borrowing Base of $145,000,000. This provision does not limit redeterminations of the Global Borrowing Base or U.S. Borrowing Base, including in accordance with Section 2.07(c) or further adjustments thereto pursuant to Section 8.12(c), Section 9.02(n), Section 9.10(d) or Section 9.10(i) of the Combined Credit Agreements. This Section 3 constitutes a New Borrowing Base Notice in accordance with Section 2.07(d) of the Combined Credit Agreements and a Borrowing Base Allocation Notice in accordance with Section 2.07(e) of the Combined Credit Agreements, in each case, delivered in connection with this second Scheduled Redetermination of the Global Borrowing Base and U.S. Borrowing Base for the 2013 calendar year.
Section 4.    Conditions Precedent.
4.1    This Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Sixth Amendment Effective Date”):
(a)    The Global Administrative Agent shall have received from each of the Combined Borrowers, the Required Lenders, the Global Administrative Agent and the Canadian Administrative Agent counterparts of this Amendment signed on behalf of each such Person.
(b)    The Combined Borrowers shall have paid all amounts due and payable in connection with this Amendment on or prior to the Sixth Amendment Effective Date, including (i) to the extent invoiced at least one (1) Business Day prior to such date, all documented out-of-pocket expenses required to be reimbursed or paid by the Combined Borrowers under the Combined Credit Agreements and (ii) all consent fees owing under the Consent Fee Letter dated the date hereof between the U.S. Borrower and the Global Administrative Agent.
Section 5.    Miscellaneous.
5.1    Confirmation. All of the terms and provisions of the Combined Credit Agreements, as amended by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each Combined Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document (as defined in the applicable Combined Credit Agreement as used in this Section) to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders (as defined in the applicable Combined Credit Agreement) that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the Sixth Amendment Effective Date, except that to the extent any such representations and warranties are (x) expressly

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limited to an earlier date, in which case, on the Sixth Amendment Effective Date such representations and warranties shall continue to be true and correct as of such specified earlier date and (y) qualified by materiality, such representations and warranties (as so qualified) shall continue to be true and correct in all respects and (ii) no Default (as defined in the applicable Combined Credit Agreement) has occurred and is continuing as of the Sixth Amendment Effective Date. This Amendment is a Loan Document.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
5.4    Governing Law, Jurisdiction, etc. Sections 12.09 and 12.18 of the Canadian Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the Canadian Credit Agreement and Sections 12.09 and 12.18 of the U.S. Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the U.S. Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

QUICKSILVER RESOURCES INC., a Delaware corporation

By:	/s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation

By:	/s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., as a Lender under the U.S. Credit Agreement and as Global Administrative Agent

By:	/s/ David Morris Name: David Morris Title: Authorized Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender under the Canadian Credit Agreement and as Canadian Administrative Agent

By:	/s/ Michael N. Tam Name: Michael N. Tam Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ John W. Woodiel III Name: John W. Woodiel III Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., (by its Canada Branch) as a Lender under the Canadian Credit Agreement

By:	/s/ Medina Sales de Andrade Name: Medina Sales de Andrade Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

BRANCH BANKING & TRUST COMPANY, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ James Giordano Name: James Giordano Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender under the Canadian Credit Agreement

By:	/s/ Randy Geislinger Name: Randy Geislinger Title: Executive Director

By:	/s/ Chris Perks Name: Chris Perks Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Trudy Nelson Name: Trudy Nelson Title: Managing Director

By:	/s/ Richard Antl Name: Richard Antl Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Eamon Baqui Name: Eamon Baqui Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., CANADIAN BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Gordon Dekuyper Name: Gordon Dekuyper Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

COMERICA BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Katya Evseev Name: Katya Evseev Title: Assistant Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

COMERICA BANK, CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Omer Ahmed Name: Omer Ahmed Title: Portfolio Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

COMPASS BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Umar Hassan Name: Umar Hassan Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Michael D. Willis Name: Michael D. Willis Title: Managing Director

By:	/s/ Sharada Manne Name: Sharada Manne Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Kevin Buddhdew Name: Kevin Buddhew Title: Authorized Signatory

By:	/s/ Michael Spaight Name: Michael Spaight Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, TORONTO BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Alain Daoust Name: Alain Daoust Title: Director

By:	/s/ Chris Gage Name: Chris Gage Title: Chief Financial Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender under the U.S. Credit Agreement

By:	/s/ Michael Getz Name: Michael Getz Title: Vice President

By:	/s/ Lisa Wong Name: Lisa Wong Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Paul Uffelmann Name: Paul Uffelman Title: Vice President

By:	/s/ Leigh Knowles Name: Leigh Knowles Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

EXPORT DEVELOPMENT CANADA, as a Lender under the U.S. Credit Agreement

By:	/s/ Trevor Mulligan Name: Trevor Mulligan Title: Asset Manager

By:	/s/ Talal M. Kairouz Name: Talal M. Kairouz Title: Senior Asset Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

KEYBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Stephen J. Jones Name: Stephen J. Jones Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

SUMITOMO MITSUI BANKING CORPORATION, as a Lender under the U.S. Credit Agreement

By:	/s/ Masaki Sone Name: Masaki Sone Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND plc, as a Lender under the U.S. Credit Agreement

By:	/s/ David W. Stack Name: David W. Stack Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND N.V., (CANADA) BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ David W. Stack Name: David W. Stack Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

TORONTO DOMINION (NEW YORK) LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Marie Fernandes Name: Marie Fernandes Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

THE TORONTO-DOMINION BANK, as a Lender under the Canadian Credit Agreement

By:	/s/ Marie Fernandes Name: Marie Fernandes Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

U.S. BANK NATIONAL ASSOCIATION, as a Lender under the U.S. Credit Agreement

By:	/s/ John C. Springer Name: John C. Springer Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

UBS LOAN FINANCE LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ Jennifer Anderson Name: Jennifer Anderson Title: Associate Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

UBS AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ Jennifer Anderson Name: Jennifer Anderson Title: Associate Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

WELLS FARGO BANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Greg Smothers Name: Greg Smothers Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Lender under the Canadian Credit Agreement

By:	/s/ Greg Smothers Name: Greg Smothers Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 6 TO
COMBINED CREDIT AGREEMENTS